UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: (Date of earliest event reported): June 20, 2008 (June 19, 2008)
INX Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-31949	76-0515249
(State of Incorporation)	Commission file number	(I.R.S. Employer Identification No.)
6401 Southwest Freeway
Houston, Texas 77074
(Address of Registrant’s principal executive offices)
(713) 795-2000
(Registrant’s telephone number, including area code)
(Not Applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On June 19, 2008, INX Inc. (“INX” or the “Company”) entered into a Placement Agency Agreement with Raymond James and Associates, Inc., as exclusive placement agent, relating to a registered direct offering of up to 900,000 shares (the “Shares”) of the Company’s common stock to certain institutional investors. The Company estimates the gross proceeds from the offering to be approximately $9.9 million, before deducting placement agent fees and estimated offering expenses. The closing of the offering is expected to take place on or about June 25, 2008, subject to the satisfaction of customary closing conditions. The foregoing summary is qualified in its entirety by reference to the 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein. In connection with the offering, the Company also entered into an Investor Purchase Agreement with each of the investors relating to the sale of the Shares pursuant to which the investors agreed to purchase the Shares at the negotiated price of $11.00 per Share. The form of Investor Purchase Agreement entered into by the institutional investors is being filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated by reference herein. The forgoing summary is qualified in its entirety the reference to the form of Investor Purchase Agreement.
The common stock will be issued pursuant to a prospectus supplement to be filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, and an accompanying prospectus in connection with a shelf takedown from the Company’s registration statement on Form S-3 (333-146710), as amended, which became effective on February 6, 2008. INX intends to use the proceeds from the offering to retire approximately $6 million of outstanding debt under its acquisition credit facility and the balance of the proceeds will be used for general corporate purposes. In addition, INX may potentially use available cash resources, together with available credit under its acquisitions credit facility, to fund future acquisitions of complementary businesses.
A copy of the opinion of Epstein, Becker & Green, P.C., counsel for INX, relating to the legality of the shares in the offering is being filed as Exhibit 5.1 to this Current Report on Form 8-K and incorporated into the registration statement by reference. INX issued a related press release, dated June 20, 2008, announcing the transaction, which is being filed as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits
(c)	Exhibits

Exhibit Number	Description

5.1	Opinion of Epstein, Becker & Green, P.C.

10.1	Placement Agency Agreement between INX Inc. and Raymond James & Associates, Inc. dated June 19, 2008

10.2	Form of Investor Purchase Agreement

99.1	Press Release, dated June 20, 2008
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2008	INX Inc.
	By:	/s/ Brian Fontana
Brian Fontana
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

5.1	Opinion of Epstein, Becker & Green, P.C.

10.1	Placement Agency Agreement between INX Inc. and Raymond James & Associates, Inc. dated June 19, 2008

10.2	Form of Investor Purchase Agreement

99.1	Press Release, dated June 20, 2008